Exhibit 99.1

TEMPUR-PEDIC®

Investor Presentation

March 2006

TPX LISTED NYSE.

TEMPUR-PEDIC®

PRESSURE RELIEVING

SWEDISH MATTRESSES AND PILLOWS

Changing the way the world sleeps!™

Forward-Looking Statements

This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, initiatives to increase sales, the rollout and market acceptance of new products, initiatives to generate productivity improvements and reduce costs, the Company’s intention to repurchase shares of its common stock from time to time under its share repurchase program, and management’s expectations regarding its net sales, pro forma and GAAP net income and capital expenditures for 2006, are based upon current expectations and beliefs and various assumptions. There can are be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to further penetrate the US retail furniture channel, including the timing of opening or expanding within large retail accounts; the Company’s ability retail to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; rising commodity costs; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time. Additional information concerning these and other risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s annual report on Form 10-K under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors”. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such reason, statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Non-GAAP Financial Information

This presentation includes certain “non-GAAP financial measures”, including pro forma net income per share. Information relating to these non-GAAP financial measures, including a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the differences between presented the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP, are included at the end of this presentation.

TEMPUR-PEDIC®

International Inc.

TEMPUR-PEDIC®

International Inc.

Tom Bryant

President

TEMPUR-PEDIC®

International Inc.

Business Review

Leading producer of premium mattresses and pillows

Proprietary formula and manufacturing process

#1 visco-elastic market share

Highest profitability in our industry

Global sales under the “TEMPUR™” and “Tempur-Pedic™” trademarks

Truly international with sales in 60 countries through 4 diverse channels

39% CAGR in the four years ending December 31, 2005

22% growth in 2005

Premium segment (>$1,000) of ~$12 billion global wholesale mattress market

Believe premium represents ~50% of the U.S. market

Fastest-growing segment

TEMPURTM products provide greater overall comfort and better quality sleep

Temperature-sensitive and contours more naturally to the body

Recommended by more than 25,000 healthcare professionals

TEMPUR-PEDIC®

International Inc.

Seasoned Management Team

Name	Position	Prior Experience	Prior Experience: Consumer Products	Prior Experience: Inter'l
Bob Trussell	CEO, Founder	Founded Tempur-Pedic 1992 Extensive entrepreneurial career	✓	✓
Tom Bryant	President	CEO, Stairmaster Sports & Medical Products President, Dunlop Maxfli Johnson & Johnson (13 years)	✓	✓
Dale Williams	CFO	CFO, Honeywell Control Products CFO, Saga Systems CFO, GE Information Services; (15 years at GE)	✓	✓
Matt Clift	EVP, Operations	VP/GM Lexmark International Lexmark/IBM (23 years)	✓	✓
David Montgomery	EVP, International	President, Rubbermaid Europe VP, Black & Decker Europe, Middle East, Africa	✓	✓

4

TEMPUR-PEDIC® International Inc.

Product Overview

TEMPUR-PEDIC®

International Inc.

Tempur-Pedic Swedish Sleep System

Therapeutic Benefits

Excellent Pressure & Pain Management

Manages pressure over the entire mattress surface

Open Cell Technology

Unlike water, air and foam products, Tempur material promotes airflow

Body Conforming & Support

Neck and spine supported in the correct anatomical position

Safe and Healthy

Antimicrobial and hypoallergenic

Resistant to dust mites, household allergens and mold

Maintenance Free

Never needs to be turned or serviced

TEMPUR-PEDIC®

International Inc.

Diversity Across Products

Mattresses

2005 Sales: $566.5 million (68% of Total)

Queen Retail Price Point: $1,199 – $3,199

Pillows

2005 Sales: $126.2 million (15% of Total)

Retail Price: $70 – $165

Adjustable Beds / Other

2005 Sales: $144.0 million (17% of Total)

Retail Price:

Adjustable Beds: $1,300 – $2,800

Other: $35 – $150

TEMPUR-PEDIC®

International Inc.

Extending Our Product Line

The RhapsodyBed by Tempur-Pedic™

- Features Tempur HD™ - latest formulation
- Cover features micro-fiber suede sides and TEMPUR-Tex™
- Queen SRP: $2,399
- Shipping ~April '06



The GrandBed by Tempur-Pedic™

- 7 layer mattress featuring Tempur-HD™
- New level of luxury with silk-blended cover
- Queen SRP: $5,499
- Shipping ~April '06



8

TEMPUR-PEDIC® International Inc.

Vertically Integrated Business Model

TEMPUR-PEDIC®

International Inc.

Manufacturing Facilities

Denmark (500K sq ft)

Duffield, VA (500K sq ft)

Global, vertically integrated manufacturer

State of the art, highly automated, ISO-certified plants

>$200 million invested

Albuquerque, NM (750K sq ft)

Note: New Mexico facility under construction and expected to open by year end 2006

Brand Building

TEMPUR-PEDIC®

International Inc.

Cost Effective Advertising to Build Global Brand

Tempur-Pedic’s national advertising campaign drives over 4.3 billion consumer “impressions” per month

Television

> 2.8 billion “impressions” per month

High profile events: The Apprentice, Oscar’s, Emmy’s, Grammy’s

CNN

DISCOVERY.

TLC LIFE UNSCRIPTED

abc family

E

Magazines

> 900 million “impressions” per month

Better Homes and Gardens®

Consumers Digest Online

Forbes

Newsweek

U.S.News

a WORLD REPORT

Radio

> 600 million “impressions” per month

Includes national spots on such shows as: The Radio Factor with Bill O’Reilly, Westwood One, Dr. Laura, Dr. Joy Browne and WOR with John Gambling

Newspapers

> 80 million “impressions” per month

THE WALL STREET JOURNAL

USA TODAY

TEMPUR-PEDIC®

International Inc.

Continue to Build Global Brand

Clear, product-oriented advertising and credible consumer endorsement communicate the Tempur-Pedic proposition

Better Sleep Better Health Better Bed

The Weightless Comfort of Tempur-Pedic!

In a recent survey, 92% of our enthusiastic owners report sleeping better and waking more refreshed!

Our sleep technology is recognized by NASA and raved about by the media. And ours is the only mattress recommended worldwide by more than 25,000 medical professionals.

Yet this miracle has to be felt to be believed.

While the thick, arrale pads that cover most mattresses are necessary to keep the hard steel springs inside, they create a hammock effect outside—and can actually cause pressure points. Inside our bed, billions of microporoscopic memory cells function as “molecular springs” that contour precisely to your every curve and angle.

Tempur-Pedic’s Swedish scientists used NASA’s early anti-G-force research in invest Temper” pressure relieving material—a remarkable new kind of viscoelastic bedding that rerrcly in body mass and temperature. It automatically adjusts to your exact shape and weight. And it’s the reason why millions of Americans are falling in love with the first really new bed in 75 years our high tech Weightless Sleep marvel.

No wonder, 9 out of 10 enthusiastic Tempur-Pedic owners go out of their way to recommend our Swedish Sleep System to friends and family. Please telephone us toll-free, without the slightest obligation, for your FREE DEMONSTRATION KIT.

TEMPUR-PEDIC®

PRESSURE RELIEVING

SWEDISH MATTERESSES AND PILLOWS

Changing the way the world sleeps

FREE VIDEO/FREE SAMPLE/FREE INFO

800-955-4051

Call today or send fax 866-795-9367

I’ve slept on air, springs, water and memory foams...

nothing beats my Tempur-Pedic!

Often imitated.. never duplicated…

Tempur-Pedic makes other beds obsolete…

You’ve got to feel this miracle to believe it!

You’ll enjoy luxurious comfort and rejuvenating sleep—like you’ve never experienced before with Tempur-Pedic’s breakthrough technology.

Utilizing the natural principals of physics this bed gives you the energizing lift of “weightless” sleep. Unlike the thick padding and steel springs of conventional mattresses—that can actually cause painful pressure points—inside this bed billions of memory cells absorb and redistribute your weight. No settings or controls, no heated water, no bottoming out on inferior foam. Temur-Pedie has only one moving part—YOU!

Using NASA’s anti-G-force research, our scientists perfected TEMPUR’ pressure-relieving material—a remarkable viscoelastic sleep surface that reacts to you—using your body’s weight and temperature. It automatically conforms to your exact shape—surrounding you in extraordinary comfort…every time you lie down…in any position.

Contouring precisely to your every curve… your muscles relax… you’re perfectly supported... you’re snuggled into a customized cradle of deep sleep with less disturbance…and you wake totally refreshed in the morning.

No wonder, Tempur-Pedic is the first mattress to be commended by the Arthritis Foundation and the ONLY one recommended worldwide by more than 25,000 medical professionals.

TEMPUR-PEDIC®

PRESSURE RELIEVING

SWEDISH MATTERESSES AND PILLOWS

Changing the way the world sleeps

© Copyright 2005 by Tempur-Pedic Direct Response, Inc. All Rights Reserved. Purchase components not included.

Free Sample Free info Free Tryout Certificate

Call Now for your FREE DEMO KIT!

888-241-2111

Call toll-free or send a fax 866-795-9367

TEMPUR-PEDIC®

International Inc.

Recommending Tempur-Pedic

Almost all of our customers have recommended Tempur-Pedic, with about two-thirds reporting that they recommended Tempur-Pedic one to five times.

42% of retail customers report that someone purchased a Tempur-Pedic mattress as a result of their recommendation.

100%

80%

60%

40%

20%

0%

95%

Recommended Tempur-Pedic

65%

1-5 times

18%

6-10 times

17%

11+ times

42%

Purchase resulted from recommendation

Source: Independent survey commissioned by Tempur-Pedic

Retailer Feedback on Tempur-Pedic

Tempur-Pedic commissioned recent third party survey of mattress retailers. Retailers provided wide-ranging feedback on variety of issues, including the following:

Tempur-Pedic is the brand with the highest profit margins

Brand consumers ask about most

Easiest brand to sell

Retailers generate significantly more of their total sales from Tempur-Pedic than its relative floor space

Original Bed has generated additional sales

TEMPUR-PEDIC®

International Inc.

TEMPUR-PEDIC®

International Inc.

Dale Williams

SVP and Chief Financial Officer

TEMPUR-PEDIC®

International Inc.

Mattresses Key Growth Driver

Established Accounts + Targeted New Stores

Increasing slots per store

Growing brand awareness

31% Growth in ‘05

Mattress Revenues

($ in millions)

$600

$550

$500

$450

$400

$350

$300

$250

$200

$150

$100

$50

$0

48% 4 Yr CAGR

$116.8

$156.0

$268.2

$433.3

$566.5

2001

2002

2003

2004

2005

Notes:

1. Growth in the first half of 2005 was much higher than growth in the second half of 2005.

2. For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005

TEMPUR-PEDIC®

International Inc.

Growing Net Sales and Profitability

Historical Net Sales

($ in millions)

Net Sales

$800

$700

$600

$500

$400

$300

$200

$100

$0

39% 4 Yr CAGR

$221.5

$298.0

$479.1

$684.9

$836.7

2001

2002

2003

2004

2005

Historical Operating Income(1)

($ in millions)

Operating Income

$200

$180

$160

$140

$120

$100

$80

$60

$40

$20

$0

58% 4 Yr CAGR

$30.4

$39.4

$97.1

$151.0

$190.9

2001

2002

2003

2004

2005

1. Includes $9.8 million in non-cash charges for the two months ended December 31, 2002 relating to the step-up in inventory as of November 1, 2002 relating to the Tempur acquisition. The year ended December 31, 2003 includes $4.1 million in compensation expense relating to stock option grants and acceleration. 2004 includes $5.4 million in compensation expense relating to stock option grants and acceleration and $0.9 million in fees related to secondary offering. 2005 includes $2.4 million in compensation expense relating to stock option grants.

2. For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005

TEMPUR-PEDIC®

International Inc.

Cash Flow from Operations

Growth of operating cash flows

Business model generates significant operating cash flows

Identified key initiatives to continue to improve cash flow

Operating Cash Flows

($ in millions)

$100

$80

$60

$40

$20

$0

51% 4 Yr CAGR

$19.7

$35.1

$47.0

$77.0

$102.2

2001

2002

2003

2004

2005

Note: For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005

TEMPUR-PEDIC®

International Inc.

Earnings Per Share Growth

Pro-Forma EPS

$ 1.20

$ 1.00

$ 0.80

$ 0.60

$ 0.40

$ 0.20

$ 0.00

$0.82

$1.07

2004

2005

30% Growth

GAAP EPS

$ 1.20

$ 1.00

$ 0.80

$ 0.60

$ 0.40

$ 0.20

$ 0.00

$0.73

$0.97

2004

2005

33% Growth

Note: For a complete reconciliation of Pro-Forma to GAAP earnings per share, please see reconciliation at end of presentation.

TEMPUR-PEDIC®

International Inc.

Investment Highlights

Global footprint

Worldwide brand recognition

Superior product offering

Favorable secular demand trends

Diversified business model

Track record of profitable growth

TEMPUR-PEDIC®

International Inc.

Supplemental Information

To further provide investors useful information, pro forma net income is presented and represents the Company’s GAAP net income before income tax expense on repatriation of foreign dividend, income tax benefit from a favorable state tax ruling, non-cash stock-based compensation expense, and loss on debt extinguishment for the twelve months ended December 31, 2005.

The Company believes that excluding the above items provide a measure that is more representative of ongoing costs and therefore more comparable to the Company’s historical operations. The following is a reconciliation of GAAP net income per share to pro forma net income per share.

TEMPUR-PEDIC®

International Inc..

Reconciliation of Net Income per Share to Pro forma Net Income per Share

(Amounts are per Share)

Year to Date

GAAP Net Income per Share, Diluted

Income Tax provision on Repatriation

Income Tax benefit on state tax ruling

Stock-based compensation expense

Secondary public offerring expense

Loss on debt extinguishment and transaction expenses, net of tax

Proforma Net Income per Share, Diluted

Dec. 31, 2005

Dec. 31, 2004

$ 0.97

$ 0.73

$ 0.07

$ -

$ (0.01)

$ -

$ 0.02

$ 0.05

$ -

$ 0.01

$ 0.02

$ 0.03

$ 1.07

$ 0.82

TEMPUR-PEDIC®

Investor Presentation

March 2006

TPX LISTED NYSE.

TEMPUR-PEDIC®

PRESSURE RELIEVING

SWEDISH MATTRESSES AND PILLOWS

Changing the way the world sleeps!TM